Amendment No. 2 to Second Amended and Restated Loan Agreement
AND MODIFICATION TO GUARANTY

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND MODIFICATION TO GUARANTY (this “Agreement”), dated as of May 7, 2021, relating to the Second Amended and Restated Loan Agreement, dated as of July 2, 2019, as amended by that certain Amendment No. 1 to Second Amended and Restated Loan Agreement and Modification to Loan Documents, dated as of June 30, 2020 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”), by and among AURORA CONVENTION CENTER HOTEL, LLC, a Delaware limited liability company (“Borrower”), AURORA CONVENTION CENTER HOTEL LESSEE, LLC, a Delaware limited liability company (“Operating Lessee”), the LENDERS from time to time party thereto (collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”).

RECITALS

WHEREAS, Borrower and Operating Lessee have notified Administrative Agent and the Lenders that, effective as of the date hereof, Rida Guarantor has transferred all of its direct and indirect interest in Borrower and Operating Lessee to Ryman Guarantor and/or its respective Affiliates; and

WHEREAS, Rida Guarantor has requested, pursuant to Section 9.15(d) of the Loan Agreement, to be released from (i) the Rida Guaranty, and (ii) the Hazardous Materials Indemnity, and Administrative Agent has agreed to said release pursuant to the terms and conditions of that certain Release of Guarantor, dated as of the date hereof, by and between Administrative Agent and Rida Guarantor (the “Rida Guaranty Release”); and

WHEREAS, pursuant to Section 9.15(d) of the Existing Loan Agreement, as a condition to Administrative Agent entering into the Rida Guaranty Release, Ryman Guarantor has agreed to assume one hundred percent (100%) of the Repayment and Carry Guaranty Obligations, upon the terms set forth herein; and

Borrower, Operating Lessee, Ryman Guarantor and Administrative Agent, on behalf of itself and the Requisite Lenders required pursuant to Section 13.12 of the Existing Loan Agreement (collectively, the “Requisite Lenders”), agree to amend the Ryman Guaranty, and to modify certain other terms of the Existing Loan Agreement, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Defined Terms.  Capitalized terms used but not defined herein shall have the meanings given to them in the Existing Loan Agreement.  The rules of interpretation set forth in the Existing Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Loan Agreement, the Ryman Guaranty or any other Loan Document shall, after this Agreement becomes effective, refer to the Existing Loan Agreement, the Ryman Guaranty or such other Loan Document as amended hereby.

SECTION 2.Amendments to the Loan Agreement.  The Existing Loan Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below), hereby amended as follows (the Existing Loan Agreement, as so amended, the “Second Amended Loan Agreement”):
(a)Section 1.1 of the Existing Loan Agreement is hereby amended by adding the following definitions, in each case in appropriate alphabetical order, as follows:

“Amendment No. 2” – means that certain Amendment No. 2 to Second Amended and Restated Loan Agreement and Modification to Guaranty, dated as of May 7, 2021, by and among Borrower, Operating Lessee, Ryman Guarantor and Administrative Agent, on behalf of itself and on behalf of the Requisite Lenders.

“Amendment No. 2 Effective Date” – means May 7, 2021.

(b)Section 10.1(a) of the Existing Loan Agreement is hereby modified by replacing Borrower’s requirement to deliver audited Financial Statements with respect to Borrower and Operating Lessee with unaudited Financial Statements, provided, that Borrower will continue to deliver to Administrative Agent audited Financial Statements of Ryman Guarantor, in each case as and when set forth in the Existing Loan Agreement.
(c)The Existing Loan Agreement is hereby modified by removing all references to RIDA Guarantor and the RIDA Guaranty, including, but not limited to (i) the deletion of the defined terms “RIDA Guarantor” and “RIDA Guaranty” in Section 1.1 of the Existing Loan Agreement, (ii) modification of the defined terms “Financial Statements”, “Guarantor”, “Guaranty” and “Hazardous Material Indemnity” to remove reference to RIDA Guarantor and RIDA Guaranty, and (iii) modifications of Section 6.7, Section 6.8, Section 9.15, Section 10.1, Section 10.10, Section 11.1 and Exhibit B of the Existing Loan Agreement to remove reference to RIDA Guarantor and RIDA Guaranty.
SECTION 3.Amendments to Ryman Guaranty.  The Ryman Guaranty is, effective as of the Amendment No. 2 Effective Date, hereby amended as follows:
(a)Section 1.1 of the Ryman Guaranty is hereby modified by increasing Ryman Guarantor’s obligation under the Repayment Guaranty from an amount equal to six and four tenths percent (6.4%) of the then-outstanding principal balance of the Loan to ten percent (10%) of the then-outstanding principal balance of the Loan.
(b)Section 1.2 of the Ryman Guaranty is hereby modified by increasing Ryman Guarantor’s obligation under the Carry Guaranty from an amount equal to sixty-four percent (64%) of the costs and expenses described therein to one hundred percent (100%) of said costs and expenses.
(c)The Ryman Guaranty is hereby modified by removing all references to RIDA Guarantor and the RIDA Guaranty, including but not limited to (i) the modification of Section 2 of the Ryman Guaranty, (ii) deletion of Section 12.2 of the Ryman Guaranty in its entirety and (iii) deletion of Section 19.11 of the Ryman Guaranty in its entirety.

SECTION 4.Conditions to the Close.  This Agreement is effective on the Amendment No. 2 Effective Date.  By its execution of this Agreement, Administrative Agent hereby acknowledges and agrees that each of the following conditions have been satisfied or waived by Administrative Agent:
(a)Representations and Warranties.
(i)The representations and warranties of Borrower, Operating Lessee and each other Loan Party contained in Article VI of the Existing Loan Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer or relate to an earlier date, in which case they shall be true and correct as of such earlier date.
(ii)The representations and warranties of Ryman Guarantor contained in Section 11 of the Ryman Guaranty or any other Loan Document or Other Related Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer or relate to an earlier date, in which case they shall be true and correct as of such earlier date.
(b)No Default.  Neither a Default nor, to Borrower’s knowledge, Potential Default shall exist, or would result from, the effectiveness of this Agreement.
(c)This Agreement.  Administrative Agent has received executed counterparts hereof that, when taken together, bear the signatures of Borrower, Operating Lessee, Ryman Guarantor and Administrative Agent, on behalf of itself and the Requisite Lenders.
(d)Fees and Expenses.  Borrower has paid all fees required in connection with the closing of this Agreement and all reasonable costs and expenses (including reasonable attorneys’ costs and fees) incurred by Administrative Agent in documenting or implementing same.
(e)Other Deliverables. Borrower has provided to Administrative Agent, and Administrative Agent has approved, all other materials, documents and submissions requested by Administrative Agent in connection with the transactions contemplated by this Agreement.
SECTION 5.  Reaffirmation.  By signing this Agreement, each Loan Party herby confirms that this Agreement shall not effect a novation of any of the obligations of the Loan Parties under the Existing Loan Agreement, any other Loan Document or any Other Related Document, which obligations shall continue in full force and effect as set forth in the Second Amended Loan Agreement and such other Loan Documents.  Additionally, by signing this Agreement, Ryman Guarantor hereby confirms that this Agreement shall not effect a novation of any of its obligations under the Ryman Guaranty, the Hazardous Materials Indemnity, any other Loan Document or any Other Related Document to which Ryman Guarantor is a party (collectively, the “Guarantor Documents”),  which obligations continue in full force and effect, and the Guarantor Documents are hereby reaffirmed, ratified and confirmed.  Each Loan Party hereby ratifies and confirms that all Liens granted, conveyed, or assigned to Administrative Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.
SECTION 6.  Applicable Law; Jurisdiction; Venue.
(a)GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(b)SUBMISSION TO JURISDICTION.  BORROWER, OPERATING LESSEE, EACH OTHER LOAN PARTY, AND ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND THE REQUISITE LENDERS, IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWER, OPERATING LESSEE OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)WAIVER OF VENUE.  BORROWER, OPERATING LESSEE, EACH OTHER LOAN PARTY AND ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND THE REQUISITE LENDERS, IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (ii) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 7.  Loan Agreement Governs.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Administrative Agent under the Existing Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Second Amended Loan Agreement or any other Loan Document in similar or different circumstances.

SECTION 8.  Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8.Severability.  If any provision or obligation under this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Agreement and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Agreement.
SECTION 9.Electronic Signatures.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one agreement.  The words “execution,” signed,” “signature,” and words of like import in this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.  Each party hereto hereby waives any defenses to the enforcement of the terms of this Agreement based on the form of its signature, and hereby agrees that such electronically transmitted or signed signatures shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Agreement. Even though the parties agree that electronic signatures are legally enforceable and intended to be effective for all purposes, the signing parties agree if requested by Administrative Agent in its sole discretion to promptly deliver to Administrative Agent the requested original document bearing an original manual signature, to the extent required or advisable to be delivered in connection with any program made available to Administrative Agent or any of its affiliates by the Federal Reserve, U.S. Treasury Department or any other federal or state regulatory body.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

“BORROWER”

AURORA CONVENTION CENTER HOTEL, LLC,
a Delaware limited liability company

By:/s/ Mark Fioravanti

Name:Mark Fioravanti

Its:President and Chief Financial Officer

“OPERATING LESSEE”

AURORA CONVENTION CENTER HOTEL LESSEE, LLC,
a Delaware limited liability company

By:/s/ Mark Fioravanti

Name:Mark Fioravanti

Its:President and Chief Financial Officer

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“RYMAN GUARANTOR”

RHP HOTEL PROPERTIES, LP,

a Delaware limited partnership

By: RHP Partner, LLC,

a Delaware limited liability company,

as sole general partner

By:/s/ Mark Fioravanti

Name:Mark Fioravanti

Title:Vice President

RYMAN HOSPITALITY PROPERTIES, INC.,

a Delaware corporation

By:/s/ Mark Fioravanti

Name:Mark Fioravanti

Title:President and Chief Financial Officer

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“ADMINISTRATIVE AGENT”

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent for itself and on behalf of the Requisite Lenders

By:/s/ Anand J. Jobanputra

Name:Anand. J. Jobanputra

Title:Managing Director